Filed Pursuant to Rule 497(a)
File No. 333-213391
Rule 482ad

Prospect Capital Announces Pricing of $225 Million of 4.95% Convertible Notes due 2022

NEW YORK , Apr. 6, 2017 (GLOBE NEWSWIRE) -- Prospect Capital Corporation (NASDAQ: PSEC) (“Prospect”, “our”, or “we”) announced today the pricing of $225 million in aggregate principal amount of senior unsecured 4.95% Convertible Notes Due 2022 (the “Notes”).

The Notes will be convertible into shares of Prospect’s common stock based on an initial conversion rate of 100.2305 shares of Prospect’s common stock per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $9.98 per share of common stock, representing a 10% conversion premium over the last reported sale price of Prospect’s common stock on April 5, 2017 which was $9.07 per share. The conversion price for the Notes will not be reduced for monthly cash dividends paid to common shares at or below the rate of $0.08333 per share, subject to anti-dilution and other adjustments.

The Notes will mature on July 15, 2022, unless previously converted, repurchased or redeemed in accordance with their terms. Interest on the Notes will be payable semi-annually in arrears on January 15 and July 15 of each year, commencing on July 15, 2017. The Notes will be general unsecured obligations of Prospect, will rank equally in right of payment with Prospect’s existing and future senior unsecured debt, and will rank senior in right of payment to any potential subordinated debt, should any be issued in the future.

Prospect expects to use a portion of the net proceeds from the sale of the Notes to repurchase from time to time a portion of its 5.375% Convertible Senior Notes due 2017 (the “2017 Notes”) and its 5.75% Convertible Senior Notes due 2018 (the “2018 Notes”). As of April 4, 2017, the estimated asset coverage of the 2017 Notes and the 2018 Notes was 4701% and 3044%, respectively, accounting solely for the issuance of Prospect Capital InterNotes®. Prospect's most recently approved net asset value was as of December 31, 2016. The asset coverage ratio is the amount of our total assets, less all our liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act of 1940), divided by the amount of such 2017 Notes or 2018 Notes, as applicable. Accordingly, we advise you that our actual asset coverage ratio may differ materially from these estimates, which are given only as of April 4, 2017, as a result of the completion of our financial closing procedures, final adjustments and other developments, including changes in the businesses to whom we have made loans. This information is inherently uncertain. Prospect intends to use the remainder of the net proceeds of the offering to invest in high quality short term debt investments, and/or make long term investments in accordance with its investment objective. The Notes have no restrictions related to the type and security of assets in which Prospect might invest.

Goldman, Sachs & Co. served as the sole underwriter for the offering.

The offering of these securities may be made only by means of a prospectus and a related prospectus supplement, a copy of which may be obtained by contacting: Goldman, Sachs & Co., Attention: Prospectus Department, 200 West Street, New York, NY 10282, telephone: (212) 902-1171 or email: prospectus-ny@ny.email.gs.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

ABOUT PROSPECT CAPITAL CORPORATION
Prospect Capital Corporation is a business development company that focuses on lending to and investing in private businesses. Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments.
Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). Prospect is required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state rules and regulations. Prospect has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to Prospect could have an adverse effect on Prospect and its shareholders.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, whose safe harbor for forward-looking statements does not apply to business development companies. Any such statements, other than statements of historical fact, are highly likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Prospect’s control, and that Prospect may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from any forward-looking statements. Such statements speak only as of the time when made, and Prospect undertakes no obligation to update any such statement now or in the future.

For further information, contact:
Grier Eliasek, President and Chief Operating Officer
grier@prospectstreet.com
Telephone (212) 448-0702